                          THIRD AMENDMENT TO LOAN AGREEMENT

          THIS THIRD AMENDMENT TO LOAN AGREEMENT (the " Agreement") is made and entered into as of November 5, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii] PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x]TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("Thermal Line"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiv] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas"), [xv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvi] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xvii] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), [xix] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG") (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Precision, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thomas, TSAAI, TSAMI, TSC, TSAW, and TAG individually are referred to in this Agreement as a "Borrower" and collectively are referred to in this Agreement as the "Borrowers"), and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").


                                      RECITALS:

          A. The Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended pursuant to that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and between certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999, by and between certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and between the Borrowers and the Bank, as further amended by that certain Amendment to Loan Agreement dated as of July 30, 1999, by and between the Borrowers and the Bank as further amended by that certain Second Amendment to Loan Agreement dated as of October 14, 1999, by and among the Borrowers and the Bank (as so amended, the "Loan Agreement") (certain capitalized terms used in this Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Borrowers.

          B. The Borrowers have requested that the Bank amend the Loan Agreement as more particularly described in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree as follows:


                                      ARTICLE 1

                             AMENDMENT TO LOAN AGREEMENT

          The Loan Agreement is hereby amended as follows:

     1.1 By deleting Section 4I.[1] of the Loan Agreement and substituting a new Section 4I.[1] reading in its entirety as follows:


          [1] FUNDED DEBT TO MODIFIED BORROWER EBITDA. The ratio, calculated as of the end of each fiscal quarter of Borrowers beginning September 30, 1999 (each a "CALCULATION DATE"), of the consolidated (and combined, if applicable) Funded Debt of Borrowers as of each Calculation Date divided by the consolidated (and combined, if applicable) Modified Borrower EBITDA for Borrowers for the four (4) fiscal quarters of Borrowers immediately preceding the applicable Calculation Date shall not be greater than 4.75 to 1.00 as of the Calculation Date occurring on September 30, 1999, and 4.25 to 1.00 as of the Calculation Date occurring on December 31, 1999, and as of all Calculation Dates occurring on and after December 31, 1999.

     1.2 By deleting Section 4M. of the Loan Agreement and substituting a new Section 4M. reading in its entirety as follows:

               [a] "BASE EARNINGS" is defined as the consolidated (and combined, if applicable) sum of all earnings before interest, taxes, depreciation and amortization LESS any extraordinary gain, PLUS expenses, calculated and estimated by Borrowers in a manner and amount acceptable to Bank in each case, incurred by each Borrower, if and to the extent applicable, that reasonably are expected no longer to be incurred because of operating efficiencies realized as a result of and following each such entity having become a Borrower ("NON-RECURRING EXPENSES").

                                      ARTICLE 2

                                 CONDITIONS PRECEDENT

          The modifications to the Loan Agreement described in Article 1 of this Agreement shall become effective on that date (the "Effective Date") on which this Agreement, duly executed by each of the Borrowers and the Bank, has been delivered to the Bank.


                                      ARTICLE 3

                                  OTHER STIPULATIONS

     3.1 Upon the Effective Date, the provisions of Article 1 of this Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement recited as being modified by them. From and after the Effective Date each reference to the "Loan Agreement" shall mean and be deemed a reference to the Loan Agreement as modified by this Agreement but, except as modified by this Agreement, the Loan Agreement shall remain in full force and effect in the same form as existed immediately prior to the Effective Date.

     3.2 This Agreement contains the final, complete and exclusive agreement of the parties to it with regard to its subject matter, may not be amended except in writing signed by each of the parties to it, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it (subject to applicable provisions of the Loan Agreement), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Borrowers hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Agreement, including but not limited to the reasonable fees of legal counsel to Bank.

     3.3 Each of the Borrowers join in this Agreement for the purpose of consenting to the provisions of the foregoing Agreement, and each of the Borrowers confirms and agrees that its and their respective obligations under, as applicable, the Note and the other Loan documents shall be unimpaired by this Agreement and that no Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                         "BORROWERS"

                         THERMOVIEW INDUSTRIES, INC.,
                         a Delaware corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         AMERICAN HOME DEVELOPERS CO., INC.,
                         a California corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         FIVE STAR BUILDERS, INC., a California
                         corporation, successor in interest to American Home Remodeling


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         KEY HOME CREDIT, INC.,  a
                         Delaware corporation


                         By:     /s/ Leigh Ann Barney
                                 --------------------------------------------
                                 Leigh Ann Barney, President

                         KEY HOME MORTGAGE, INC., a Delaware
                         corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         LEINGANG SIDING AND WINDOW, INC., a
                         North Dakota business corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         PRIMAX WINDOW CO., a Kentucky corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         PRECISION WINDOW MFG., INC., a Missouri
                         corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         ROLOX, INC. a Kansas corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         TD WINDOWS, INC. a Kentucky corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         THERMAL LINE WINDOWS, INC. a
                         North Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMOVIEW OF MISSOURI, INC., a
                         Missouri corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-TILT WINDOW COMPANY, a
                         Delaware corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THOMAS CONSTRUCTION, INC., a Missouri
                         corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         THERMO-SHIELD OF AMERICA
                         (MICHIGAN), INC., a Michigan corporation


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-SHIELD COMPANY, LLC,
                         an Illinois limited liability company


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, Manager and President


                         THERMO-SHIELD OF AMERICA
                         (WISCONSIN), LLC, a Wisconson limited liability company


                         By:     /s/ Nelson E. Clemmens
                                 --------------------------------------------
                                 Nelson E. Clemmens, Manager and President

                         THERMOVIEW ADVERTISING GROUP, INC.,
                         a Delaware corporation



                         By:     /s/ Charlton C. Hundley
                                 --------------------------------------------
                                 Charlton C. Hundley, Secretary


                         "BANK"

                         PNC BANK, NATIONAL ASSOCIATION, a national banking association


                         By:     /s/ Gregory M. Carroll
                                 --------------------------------------------
                                 Gregory M. Carroll, Vice President